EXECUTION COPY






                                 CWMBS, INC.,
                                   Depositor

                      COUNTRYWIDE SECURITIES CORPORATION,
                         Underlying Certificate Seller

                                      and

                     STATE STREET BANK AND TRUST COMPANY,
                                    Trustee


                        -------------------------------

                                TRUST AGREEMENT

                         Dated as of October 30, 2000
                        -------------------------------

                                  CWMBS, Inc.
                        Resecuritization Mortgage Trust
                                Series 2000-7R


                               Table of Contents
                                                                                                      Page
                                                                                                      ----

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01.     Defined Terms..........................................................................4

                                  ARTICLE II
               CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATE; ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of the Deposited Underlying Certificate....................................15
         Section 2.02.     Acceptance by Trustee.................................................................16
         Section 2.03.     Representations and Warranties of the Underlying
                           Certificate Seller....................................................................16
         Section 2.04.     Representations and Warranties of the Depositor.......................................18
         Section 2.05.     Issuance of Certificates..............................................................19
         Section 2.06.     Miscellaneous REMIC Provisions........................................................19

                                  ARTICLE III
                   ADMINISTRATION OF THE TRUST FUND; PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

         Section 3.01.     Defaults by the Underlying Trust......................................................21
         Section 3.02.     Distribution Account..................................................................21
         Section 3.03.     Permitted Withdrawals From the Distribution Account...................................22
         Section 3.04.     Distributions.........................................................................22
         Section 3.05.     Allocation of Realized Losses.........................................................24
         Section 3.06.     Statements to Certificateholders......................................................24
         Section 3.07.     Reports of the Trustee; Distribution Account..........................................25
         Section 3.08.     Access to Certain Documentation and Information.......................................25

                                  ARTICLE IV
                               THE CERTIFICATES

         Section 4.01.     The Certificates......................................................................27
         Section 4.02.     Certificate Register; Registration of Transfer and Exchange
                           of Certificates.......................................................................27
         Section 4.03.     Mutilated, Destroyed, Lost or Stolen Certificates.....................................31
         Section 4.04.     Persons Deemed Owners.................................................................31
         Section 4.05.     Access to List of Certificateholders' Names and Addresses.............................32
         Section 4.06.     Maintenance of Office or Agency. .....................................................32

                                   ARTICLE V
                            CONCERNING THE TRUSTEE

         Section 5.01.     Duties of Trustee.....................................................................33
         Section 5.02.     Certain Matters Affecting the Trustee.................................................33
         Section 5.03.     Trustee Not Liable for Certificates or Deposited
                           Underlying Certificate. ..............................................................35
         Section 5.04.     Trustee May Own Certificates. ........................................................35
         Section 5.05.     Trustee's Fees and Expenses...........................................................35
         Section 5.06.     Indemnification of the Trustee........................................................35
         Section 5.07.     Eligibility Requirements for Trustee. ................................................36
         Section 5.08.     Resignation and Removal of Trustee....................................................36
         Section 5.09.     Successor Trustee.....................................................................37
         Section 5.10.     Merger or Consolidation of Trustee....................................................38
         Section 5.11.     Appointment of Co-Trustee or Separate Trustee.........................................38
         Section 5.12.     Tax Matters...........................................................................39
         Section 5.13.     Periodic Filings. ....................................................................41

                                  ARTICLE VI
                                 THE DEPOSITOR

         Section 6.01.     Liability of the Depositor............................................................42
         Section 6.02.     Merger, Consolidation or Conversion of the Depositor..................................42
         Section 6.03.     Limitation on Liability of the Depositor and Others...................................42

                                  ARTICLE VII
                                  TERMINATION

         Section 7.01.     Termination upon Liquidation or Purchase of Deposited
                           Underlying Certificate................................................................44
         Section 7.02.     Final Distribution on the Certificates................................................44
         Section 7.03.     Additional Termination Requirements...................................................45

                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS

         Section 8.01.     Amendment.............................................................................47
         Section 8.02.     Action Under and Conflicts With the Underlying Agreement..............................48
         Section 8.03.     Recordation of Agreement..............................................................48
         Section 8.04.     Certain REMIC Matters.................................................................49
         Section 8.05.     Limitation on Rights of Certificateholders............................................49
         Section 8.06.     Governing Law.........................................................................51
         Section 8.07.     Notices...............................................................................51
         Section 8.08.     Severability of Provisions............................................................51
         Section 8.09.     Successors and Assigns................................................................52
         Section 8.10.     Article and Section Headings..........................................................52
         Section 8.11.     Certificates Nonassessable and Fully Paid.............................................52
         Section 8.12.     Protection of Assets..................................................................52



Schedule I   -  Deposited Underlying Certificate and Underlying Agreement

Exhibit A-1 - Form of Class A-1 Certificate...................................................................A-1-1
Exhibit A-2 - Form of Class A-2 Certificate...................................................................A-2-1
Exhibit A-3 - Form of Class A-3 Certificate...................................................................A-3-1
Exhibit A-4 - Form of Class A-4 Certificate...................................................................A-4-1
Exhibit A-5 - Form of Class A-5 Certificate...................................................................A-5-1
Exhibit B - Form of Residual Certificate........................................................................B-1
Exhibit C - Form of Transferor Affidavit........................................................................C-1
Exhibit D - Form of Transfer Affidavit for the Class A-R Certificate............................................D-1


     TRUST AGREEMENT, dated as of October 30, 2000, by and among CWMBS, Inc., as depositor (the "Depositor"), Countrywide Securities Corporation, as underlying certificate seller (the "Underlying Certificate Seller"), and State Street Bank and Trust Company, as trustee (the "Trustee").

                             W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Depositor, the Underlying Certificate Seller and the Trustee desire to enter into a trust agreement dated as of the date hereof (the "Trust Agreement"); and

     WHEREAS, the Underlying Certificate Seller has transferred the Deposited Underlying Certificate (as defined herein) to the Depositor pursuant to a bill of sale executed by the Underlying Certificate Seller in favor of the Depositor;

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

     The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of a REMIC. The REMIC hereunder will consist of all of the assets constituting the Trust Fund and will be evidenced by the Regular Certificates and the Residual Certificates. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates other than the Class A-R Certificate may be issued in a different amount):


====================== ========================= ================ ============================= =====================
                                                                                                      Integral
                            Initial Class                                                            Multiples
                             Certificate          Pass-Through              Minimum                 in Excess of
  Class Designation            Balance                Rate                Denomination                Minimum
---------------------- ------------------------- ---------------- ----------------------------- ---------------------

---------------------- ------------------------- ---------------- ----------------------------- ---------------------
Class A-1                  $50,000,000.00             6.50%                 $25,000.00            $1,000.00
---------------------- ------------------------- ---------------- ----------------------------- ---------------------
Class A-2                  $50,500,000.00             6.50%                 $25,000.00            $1,000.00
---------------------- ------------------------- ---------------- ----------------------------- ---------------------
Class A-3                  $42,476,000.00             6.50%                 $25,000.00            $1,000.00
---------------------- ------------------------- ---------------- ----------------------------- ---------------------
Class A-4                  $21,887,655.20             6.50%                 $25,000.00            $1,000.00
---------------------- ------------------------- ---------------- ----------------------------- ---------------------
Class A-5                  $86,813,000.00             6.50%                 $25,000.00            $1,000.00
====================== ========================= ================ ============================= =====================
Class A-R                         $100.00             6.50%                    $100.00              N/A
====================== ========================= ================ ============================= =====================


Set forth below are designations of Classes of Certificates to the categories used herein:


Accretion Directed
Certificates........................        Class A-1, Class A-2, Class A-3 and Class A-5 Certificates.

Accrual Certificates................        Class A-4 Certificates.

Accrual Components..................        None.

Book-Entry Certificates.............        All Classes of Certificates other than the Physical Certificates.

Component Certificates..............        None.

Components..........................        For purposes of calculating distributions, the Component Certificates will be comprised of multiple payment components having the designations,
                                            Initial Component Balances and Pass-Through Rates set forth below:

                                                                           Initial
                                                                          Component
                                               Designation                 Balance             Pass-Through Rate
                                               -----------                 -------             -----------------
                                                   N/A                       N/A                      N/A

Delay Certificates..................        All interest-bearing Classes of Certificates other than the Non-Delay
                                            Certificates, if any.

ERISA-Restricted
Certificates........................        Residual Certificates.

Floating Rate Certificates..........        None.

Inverse Floating Rate
Certificates........................        None.

COFI Certificates...................        None.

LIBOR Certificates..................        None.

Non-Delay Certificates..............        None.

Notional Amount
Certificates........................        None.

Offered Certificates................        All Classes of Certificates.

Physical Certificates...............        Residual Certificates.

Planned Principal Classes...........        None.

Primary Planned Principal
Classes.............................        None.

Principal Only
Certificates........................        None.

Private Certificates................        None.

Rating Agencies.....................        S&P and Fitch.

Regular Certificates................        All Classes of Certificates other than the Residual Certificates.

Residual Certificates...............        Class A-R Certificate.

Scheduled Principal
Classes.............................        None.

Secondary Planned Principal
Class...............................        None.

Senior Certificates.................        Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R
                                            Certificates.

Subordinated Certificates ..........        None.

Support Classes.....................        None.

Targeted Principal
Classes.............................        None.


     With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                  ARTICLE I

                                  DEFINITIONS

     Section 1.01. Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accretion Directed Certificates: As specified in the Preliminary
Statement.

     Accrual Amount: With respect to any Distribution Date prior to or on the Accrual Termination Date, the amount of Available Interest Funds for such Distribution Date equal to the amount that shall be allocable to interest on, but added to the Class Certificate Balance of, the Class A-4 Certificates pursuant to Section 3.04(a)(i) hereof.

     Accrual Termination Date: With respect to the Class A-4 Certificates, the Distribution Date on which the Class Certificate Balance of the Class A-3 Certificates has been reduced to zero.

     Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

     Allocated Underlying Net Interest Shortfalls: As to any Distribution Date, the Underlying Net Interest Shortfalls allocated to the Deposited Underlying Certificate in accordance with the Underlying Agreement in connection with distributions thereon for such Distribution Date.

     Allocated Underlying Realized Losses: As to any Distribution Date, the Underlying Realized Losses (including Underlying Excess Losses) allocated to the Deposited Underlying Certificate in accordance with the Underlying Agreement in connection with distributions thereon for such Distribution Date.

     Applicable State and Local Tax Law: For purposes hereof, the Applicable State and Local Tax Law shall be (a) the tax laws, rules or regulations of the State of New York and the Commonwealth of Massachusetts; and (b) such other state or local tax laws, rules or regulations whose applicability shall have been brought to the attention of the Trustee by either (i) an opinion of counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state or local tax laws, rules or regulations.

     Available Interest Funds: As to any Distribution Date, the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of interest on the Deposited Underlying Certificate.

     Available Principal Funds: As to any Distribution Date, the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of principal on the Deposited Underlying Certificate, reduced by the sum of expenses and liabilities reimbursable to the Depositor pursuant to Section 6.03 hereof and any taxes imposed on the Trust to be paid from amounts otherwise distributable to Certificateholders pursuant to Section 5.12 hereof (in each case, that have not been previously paid by a reduction of Available Principal Funds).

     Book-Entry Certificate: As specified in the Preliminary Statement.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Certificates executed by the Trustee substantially in the forms attached hereto as exhibits.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Allocated Underlying Realized Losses allocated thereto, as provided in the proviso to Section 3.05(d) and (B) in the case of the Class A-4 Certificates, increased by the Accrual Amount added to the Class Certificate Balance of the Class A-4 Certificates prior to such date.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     Certificate Register: The register maintained pursuant to Section
4.02(a).

     Class: All Certificates bearing the same designation as set forth in the Preliminary Statement.

     Class A Certificates: All of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

     Class A-1 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-1 hereto.

     Class A-2 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-2 hereto.

     Class A-3 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-3 hereto.

     Class A-4 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-4 hereto.

     Class A-5 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-5 hereto.

     Class A-R Certificate: The single Certificate executed and countersigned by the Trustee substantially in the form set forth in Exhibit B hereto.

     Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

     Class Interest Shortfall: As to any Distribution Date and Class, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

     Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance, subject to reduction as provided in 3.04(d) and (ii) any Class Unpaid Interest Amounts for such Class.

     Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

     Closing Date: October 30, 2000.

     Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

     Corporate Trust Office: The designated office of the Trustee in the Commonwealth of Massachusetts at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 2 Avenue de Lafayette, 6th Floor, Boston, MA 02111, Attention: Global Investor Services Group - Corporate Trust, Ref: CWMBS 2000-7R, and which is the address to which notices to and correspondence with the Trustee should be directed.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Delayed Underlying Distributions: As defined in Section 3.04(f).

     Delayed Underlying Distributions Deposit Period: With respect to any Delayed Underlying Distributions, the period from (i) the Underlying Distribution Date on which such Delayed Underlying Distributions were due to be distributed on the Deposited Underlying Certificate to (ii) the Distribution Date on which such Delayed Underlying Distributions are distributed to Holders of Certificates pursuant to Section 3.04(f).

     Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate."

     Deposited Underlying Certificate: As set forth on Schedule I hereto.

     Depositor: CWMBS, Inc., a Delaware corporation, or its successors in interest.

     Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.02 in the name of the Trustee for the benefit of the Certificateholders and designated "State Street Bank and Trust Company in trust for registered holders of CWMBS, Inc.
Resecuritization Mortgage Certificates, Series 2000-7R." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in November 2000.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Restricted Certificate: As specified in the Preliminary Statement.

     Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8.07 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Trustee.

     Initial Class Certificate Balance: With respect to each Class of Certificates, the Class Certificate Balance of such Class on the Closing Date.

     Interest Accrual Period: With respect to each Class of Delay Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date.

     Investment Company Act: The Investment Company Act of 1940, as amended.

     Latest Possible Maturity Date: The Distribution Date in January 25, 2031.

     Majority in Interest: As to any Class of Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

     Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Depositor as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, (ii) not have any direct financial interest in the Depositor or in any affiliate thereof, and (iii) not be connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

          (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

     Pass-Through Rate: For any interest bearing Class of Certificates, the per annum rate set forth in the Preliminary Statement.

     Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     Permitted Investments: At any time, any one or more of the following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

          (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

          (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

          (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

          (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

          (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency as evidenced by a signed writing delivered by each Rating Agency;

          (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if Fitch is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

          (x) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

     Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8EC1 or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

     Person: Any individual, corporation, partnership, joint venture, bank, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     Purchase Price: As defined in Section 2.03(a) hereof.

     Rating Agencies: S&P and Fitch.

     Record Date: The last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

     Regular Certificates: As described in the Preliminary Statement.

     REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

     REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date. REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

     Residual Certificates: As described in the Preliminary Statement.

     Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Rule 3a-7: Rule 3a-7 of the Investment Company Act, as then in effect (or any successor rule).

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8.07 the address for notices to S&P shall be Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Trustee.

     Securities Intermediary: The meaning specified in Section 8-102(a)(14) of the UCC. The Securities Intermediary shall be, initially, State Street Bank and Trust Company.

     Start-up Day: With respect to the REMIC hereunder, the day designated as such pursuant to Section 2.06(b).

     Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation Section 1.860F-4(d) and temporary Treasury regulation Section 301.6231(a)(7)1T. The Holder of the Class A-R Certificate shall be the Tax Matters Person, and the Trustee shall be appointed as agent of the Tax Matters Person, pursuant to Section 2.06(c).

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     Transfer Affidavit: A certificate substantially in the form of Exhibit D annexed hereto.

     Transferor Affidavit: A certificate substantially in the form of Exhibit C hereto.

     Trustee: State Street Bank and Trust Company and its successors and, if a successor trustee is appointed hereunder, such successor.

     Trust Fund: The corpus of the trust created by this Agreement and evidenced by the Certificates, consisting of: (i) the Deposited Underlying Certificate, (ii) all distributions due on the Deposited Underlying Certificate after October 25, 2000, (iii) the Distribution Account and such assets as are deposited therein from time to time and (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     UCC: The Uniform Commercial Code as in effect in the State of New York as of the date hereof.

     Underlying Agreement: The Pooling and Servicing Agreement dated as of January 1, 1999 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee, as may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     Underlying Certificate Account: Means the "Certificate Account" as defined in the Underlying Agreement.

     Underlying Certificate Seller: Countrywide Securities Corporation, a California corporation, or its successors in interest.

     Underlying Excess Losses: Means "Excess Losses" as defined in the Underlying Agreement.

     Underlying Net Interest Shortfalls: Means "Net Interest Shortfalls" as defined in the Underlying Agreement.

     Underlying Realized Losses: Means "Realized Losses" as defined in the Underlying Agreement.

     Underlying Servicer's Certificate: Means the "Servicer's Certificate" as defined in the Underlying Agreement.

     Underlying Trust: Means the "Trust Fund" as defined in the Underlying Agreement.

     Underlying Trustee: Means "Trustee" as defined in the Underlying
Agreement.

     Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date of determination, the Voting Rights shall be allocated among Holders of the Classes of Certificates (and among the Certificates within each Class of Certificates) in proportion to their respective Class Certificate Balances or Certificate Balances, as the case may be, on such date.

                                  ARTICLE II

              CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATE;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of the Deposited Underlying Certificate. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Deposited Underlying Certificate, including all distributions thereon due after October 25, 2000, and all proceeds of the foregoing. The Underlying Certificate Seller and the Depositor jointly and severally agree to transfer to the Trustee promptly upon receipt (by wire transfer of immediately available funds), any amounts it receives in respect of the Deposited Underlying Certificate due thereon after October 25, 2000.

     The transfer of the Deposited Underlying Certificate and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. Except to the extent required to have the Deposited Underlying Certificate reregistered in its own name or a nominee name, the Trustee shall cause the beneficial ownership interest in the Deposited Underlying Certificate to be registered with the Depository in the name of the Securities Intermediary for the account of the Trustee. The Trustee shall not assign, sell, dispose of or transfer any interest in the Deposited Underlying Certificate or any other asset constituting the Trust Fund (except as may be expressly provided by this Agreement), or permit the Deposited Underlying Certificate or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee. The Depositor agrees to provide to the Trustee all documents required for the transfer to the Trustee of the Deposited Underlying Certificate.

     It is intended that the conveyance of the Deposited Underlying Certificate by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Deposited Underlying Certificate by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Deposited Underlying Certificate by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Deposited Underlying Certificate is held to be the property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Deposited Underlying Certificate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC and the corresponding articles of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to (A) the Deposited Underlying Certificate, (B) all distributions thereon due to the holder of the Deposited Underlying Certificate after October 25, 2000 and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the registration of the beneficial ownership interest in the Deposited Underlying Certificate with the Depository in the name of the Securities Intermediary for the account of the Trustee and the possession by the Trustee or its agent of the Deposited Underlying Certificate and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the UCC and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee, at the Depositor's direction and expense, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Deposited Underlying Certificate and other assets constituting the Trust Fund described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

     Upon written request by the Trustee, the Depositor shall deliver a copy of the Underlying Agreement to the Trustee.

     Section 2.02. Acceptance by Trustee. The Trustee hereby confirms that it has confirmation from State Street Bank and Trust Company, as Securities Intermediary for the Trustee that (i) the Deposited Underlying Certificate in book-entry form has been confirmed by the Depository to have been delivered to the Trustee, subject to no other interests, and held in the Securities Intermediary in book-entry form, as a participant in the Depository and (ii) the Securities Intermediary is holding such Deposited Underlying Certificate in book-entry form for the account of the Trustee, as owner of the Deposited Underlying Certificate as trustee for the Certificateholders. The Trustee declares that it shall hold ownership interest in the Deposited Underlying Certificate in trust and shall hold all proceeds of any of the foregoing and all other rights, titles or interests of the Trustee in any asset included in the Trust Fund from time to time in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to confirm that the class designation and original principal balance with respect to the Deposited Underlying Certificate conform to the information set forth on Schedule I on the Closing Date.

     Section 2.03. Representations and Warranties of the Underlying Certificate Seller. The Underlying Certificate Seller hereby represents and warrants to the Depositor and the Trustee

     (a) With respect to the Deposited Underlying Certificate as of the Closing Date as follows:

          (i) immediately prior to the transfer of the Deposited Underlying Certificate to the Depositor, the Underlying Certificate Seller was the sole owner of the Deposited Underlying Certificate free and clear of any lien, pledge, charge or encumbrance of any kind; and

          (ii) the Underlying Certificate Seller has not assigned any interest in the Deposited Underlying Certificate or any distributions thereon, except as contemplated herein.

     The representations and warranties set forth in this Section 2.03(a) shall survive the transfer and assignment of the Deposited Underlying Certificate by the Depositor to the Trustee. Upon discovery by the Underlying Certificate Seller, the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the Deposited Underlying Certificate, the Underlying Certificate Seller, the Depositor or the Trustee shall give prompt written notice to the other parties and to the Certificateholders. The Underlying Certificate Seller shall cure such breach in all material respects or, if such breach cannot be cured within 90 days after notice to or discovery by the Underlying Certificate Seller, the Underlying Certificate Seller shall repurchase the Deposited Underlying Certificate from the Trustee on the Distribution Date immediately following the date on which the Underlying Certificate Seller is so directed by Holders of a Majority in Interest of the Regular Certificates. Any such repurchase of the Deposited Underlying Certificate by the Underlying Certificate Seller shall be accomplished on the Distribution Date of repurchase, by the payment on the Business Day prior to such Distribution Date by the Underlying Certificate Seller to the Trustee of an amount (in immediately available funds) (the "Purchase Price") equal to the principal balance of the Deposited Underlying Certificate immediately prior to the Distribution Date of such repurchase plus unpaid interest thereon due on or prior to the Distribution Date of such repurchase (it being understood that all distributions made on the Deposited Underlying Certificate up to immediately prior to the Distribution Date of such repurchase shall be property of the Trust Fund). The payment of the Purchase Price shall be considered a prepayment in full of the Deposited Underlying Certificate and shall be delivered to the Trustee for deposit in the Distribution Account in accordance with the provisions of
Section 3.02 hereof. Upon such deposit into such Distribution Account, the repurchased Deposited Underlying Certificate shall be released to the Underlying Certificate Seller, and the Trustee and the Depositor shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested and provided by the Underlying Certificate Seller to vest in the Underlying Certificate Seller, or its designee or assignee, title to the Deposited Underlying Certificate repurchased pursuant hereto. The obligation of the Underlying Certificate Seller to cure such breach of representations and warranties or effect such repurchase of the Deposited Underlying Certificate shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

     (b) With respect to the Underlying Certificate Seller:

          (i) The Underlying Certificate Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California with full power and authority to execute, deliver and perform this Agreement.

          (ii) This Agreement has been duly authorized, executed and delivered by the Underlying Certificate Seller and constitutes the legal, valid and binding agreement of the Underlying Certificate Seller, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (iii) Neither the execution nor the delivery of this Agreement nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms of this Agreement or the Certificates will result in the breach of any term or provision of the charter, by-laws or resolutions of the Underlying Certificate Seller or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any material indenture or other agreement or instrument to which the Underlying Certificate Seller is a party or by which it is bound, or any statute, order or regulation applicable to the Underlying Certificate Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Underlying Certificate Seller.

          (iv) There are no actions or proceedings against, or investigations of, the Underlying Certificate Seller pending, or, to the knowledge of the Underlying Certificate Seller, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement or the Certificates.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the Trust Fund to the Trustee. Upon discovery by the Underlying Certificate Seller, the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which breach materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties and to the Rating Agencies.

     Section 2.04. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Trustee as of the Closing Date as follows:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to execute, deliver and perform this Agreement.

          (ii) This Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (iii) Neither the execution nor the delivery of this Agreement nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms of this Agreement or the Certificates will result in the breach of any term or provision of the charter or by-laws of the Depositor or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any material indenture or other agreement or instrument to which the Depositor is a party or by which it is bound, or any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor.

          (iv) There are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement or the Certificates.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Trust Fund to the Trustee. Upon discovery by the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which breach materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other party and to the Rating Agencies.

     Section 2.05. Issuance of Certificates. The Trustee acknowledges the receipt by it of the Deposited Underlying Certificate and concurrently with such receipt, the Trustee has duly executed, countersigned and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations and registered in such names as the Depositor has directed in writing.

     Section 2.06. Miscellaneous REMIC Provisions. (a) The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are hereby designated as "regular interests," and the Class A-R Certificate are hereby designated as the single class of "residual interests," in the REMIC for purposes of Sections 860G(a)(1) and 860G(a)(2) of the Code. The "latest possible maturity date" of each class of REMIC regular interests will be January 25, 2031.

     (b) The Closing Date will be the "Start-up Day" of the REMIC hereunder within the meaning of Section 860G(a)(9) of the Code.

     (c) The Holder of the Class A-R Certificate is hereby designated as the "tax matters person" of the REMIC hereunder within the meaning of Section 6231(a)(7) of the Code. The Trustee is hereby appointed to act as agent of the Tax Matters Person and, in such capacity, the Trustee hereby agrees to perform all obligations of the Tax Matters Person hereunder. The Trustee shall be the agent of any designated Tax Matters Person pursuant to this Section 2.06(c), regardless of whether such Tax Matters Person is the initial Holder of the Class A-R Certificate or any subsequent Holder of the Class A-R Certificate.

                                 ARTICLE III

                       ADMINISTRATION OF THE TRUST FUND;
                  PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

     Section 3.01. Defaults by the Underlying Trust. In connection with its receipt of any distribution on the Deposited Underlying Certificate on any Distribution Date, if (i) the amount of any distribution varies from the amount due thereon pursuant to the terms of the Underlying Agreement, (ii) the Trustee shall not have received a distribution by the close of business on such Distribution Date, or (iii) a Responsible Officer of the Trustee shall gain actual knowledge of any default under the Underlying Agreement, the Trustee shall promptly notify the Depositor, the Underlying Certificate Seller and the Certificateholders, and shall, subject to the provisions of Article V hereof, pursue such remedies as may be available to it as holder of the Deposited Underlying Certificate in accordance with the terms of the Underlying Agreement. To the extent that the Trustee shall not have received any such distribution by the close of business on such Distribution Date, such Delayed Underlying Distributions shall be distributed on the immediately succeeding Distribution Date in the manner set forth in Section 3.04(f).

     Section 3.02. Distribution Account. (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain with itself an account (the "Distribution Account"), which shall be an Eligible Account, entitled "CWMBS, Inc. Resecuritization Mortgage Trust, Series 2000-7R". The Trustee shall upon receipt deposit in the Distribution Account the following payments and collections in respect of the Deposited Underlying Certificate:

          (i) all distributions due and received on the Deposited Underlying Certificate after October 25, 2000;

          (ii) any amount required to be deposited in the Distribution Account pursuant to Section 2.03(a) hereof in connection with the repurchase of the Deposited Underlying Certificate by the Underlying Certificate Seller; and

          (iii) any amounts required to be deposited in the Distribution Account pursuant to Section 7.01 in connection with the purchase by the Depositor of the Deposited Underlying Certificate.

     The foregoing requirements for deposit in the Distribution Account shall be exclusive.

     All amounts on deposit in the Distribution Account shall be retained in the Distribution Account until withdrawn in accordance with Section 3.03, and shall not be invested in any investments.

     (b) Upon a determination by the Trustee that the final distribution shall be made in respect of the Deposited Underlying Certificate, the Trustee shall take such steps as may be necessary in connection with the final payment thereon in accordance with the terms and conditions of the Underlying Agreement. The Trustee shall promptly deposit in the Distribution Account the final distribution received upon presentment and surrender of the Deposited Underlying Certificate.

     Section 3.03. Permitted Withdrawals From the Distribution Account. The Trustee may from time to time withdraw funds from the Distribution Account for the following purposes:

     (a) to make payments to Certificateholders in the amounts and in the manner provided in Section 3.04;

     (b) to reimburse the Depositor for expenses incurred by and reimbursable to the Depositor with respect to the REMIC hereunder pursuant to Section 6.03;

     (c) to pay any taxes imposed upon the REMIC hereunder, as provided in
Section 5.12; and

     (d) to clear and terminate the Distribution Account upon the termination of the Trust Fund.

     Section 3.04. Distributions.

     (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Interest Funds for such Distribution Date and apply such funds to distributions of interest on the Certificates, in the following order of priority:

          (i) to each Class of Certificates, an amount equal to the related Class Optimal Interest Distribution Amount; provided, however, that prior to and including the Accrual Termination Date, the amount otherwise distributable as interest on the Class A-4 Certificates on such Distribution Date shall be added to the Class Certificate Balance of the Class A-4 Certificates; and

          (ii) the amount remaining (if any) to the Class A-R Certificate, as additional interest.

Prior to and including the Accrual Termination Date, the Accrual Amount shall be distributed as principal on the Accretion Directed Certificates, in the order of priority set forth in Section 3.04(c).

     (b) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Principal Funds for such Distribution Date and apply such funds to distributions in respect of principal on the Certificates in the following order of priority:

          (i) to the Class A-R Certificate until the Class Certificate Balance thereof is reduced to zero;

          (ii) concurrently, 29.72293668% to the Class A-1 Certificates, 23.93053079% to the Class A-2 Certificates, and 46.34653253% to the Class A-5 Certificates until the Class Certificate Balance of the Class A-1 Certificates is reduced to zero;

          (iii) concurrently, 53.65346747% to the Class A-2 Certificates, and 46.34653253% to the Class A-5 Certificates until the respective Class Certificate Balances thereof are reduced to zero;

          (iv) to the Class A-3 Certificates, until the Class Certificate Balance thereof is reduced to zero;

          (v) to the Class A-4 Certificates, until the Class Certificate Balance thereof is reduced to zero; and

          (vi) the amount remaining (if any) to the Class A-R Certificate, as excess cash.

     (c) On each Distribution Date prior to and including the Accrual Termination Date, the Accrual Amount for such Distribution Date shall not (except as provided in the second to last sentence in this paragraph) be distributed as interest with respect to the Class A-4 Certificates but shall instead be added to the Class Certificate Balance of the Class A-4 Certificates on the related Distribution Date. With respect to any Distribution Date prior to and including the Accrual Termination Date, the Accrual Amount shall be distributed in respect of principal on the Accretion Directed Certificates in the following order of priority:

          (i) concurrently, 29.72293668% to the Class A-1 Certificates, 23.93053079% to the Class A-2 Certificates, and 46.34653253% to the Class A-5 Certificates until the Class Certificate Balance of the Class A-1 Certificates is reduced to zero;

          (ii) concurrently, 53.65346747% to the Class A-2 Certificates, and 46.34653253% to the Class A-5 Certificates until the respective Class Certificate Balances thereof are reduced to zero;

          (iii) to the Class A-3 Certificates until the Class Certificate Balance thereof is reduced to zero; and

          (iv) to the Class A-4 Certificates until the Class Certificate Balance thereof is reduced to zero.

     (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share (based on interest then due and payable to such Class) of Allocated Underlying Net Interest Shortfalls for such Distribution Date.

     (e) Subject to Section 7.01 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold
(A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

     (f) Notwithstanding anything to the contrary herein, if, on any Distribution Date, the Trustee is not in receipt of distributions on the Deposited Underlying Certificate for the related Underlying Distribution Date (any such late distributions, "Delayed Underlying Distributions"), then such Delayed Underlying Distributions shall be distributed on the immediately succeeding Distribution Date to each Holder of a Certificate entitled thereto (as of such original Distribution Date); provided, however, that no interest shall accrue on such Delayed Underlying Distributions during the related Delayed Underlying Distributions Deposit Period, and no such interest shall be distributed to any Holder entitled to receive any Delayed Underlying Distributions.

     Section 3.05. Allocation of Realized Losses.

     (a) On or prior to the beginning of the second Business Day prior to each Distribution Date, the Trustee shall determine the total amount of Allocated Underlying Realized Losses for such Distribution Date. The Trustee shall make such determination on the basis of amounts reported to the Underlying Trustee by the servicer of the Deposited Underlying Certificate in the related Underlying Servicer's Certificate, or on the basis of the agreement referred to in the last sentence of Section 5.07.

     (b) Allocated Underlying Realized Losses with respect to any Distribution Date shall be allocated to the Certificates, pro rata on the basis of their respective Class Certificate Balances or, in the case of the Class A-4 Certificates, on the basis of the lesser of the Class Certificate Balance thereof or the Initial Class Certificate Balance thereof, until the respective Class Certificate Balance of each such Class is reduced to zero.

     (c) Any Allocated Underlying Realized Loss allocated to a Class of Certificates pursuant to Section 3.05(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

     (d) Any allocation of Allocated Underlying Realized Losses to a Certificate, pursuant to Section 3.05(b) above shall be accomplished by reducing the Certificate Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance".

     Section 3.06. Statements to Certificateholders. Concurrently with each distribution on a Distribution Date, the Trustee will forward by mail to the Holder of each Certificate and each Rating Agency a statement generally setting forth the following information:

          (i) Available Interest Funds and Available Principal Funds for such Distribution Date, and the amount (if any) by which Available Principal Funds has been reduced on account of the payment of certain expenses, liabilities and taxes described in the definition thereof;

          (ii) with respect to such Distribution Date, the aggregate amount of principal and interest, stated separately, distributed to Holders of each Class of Certificates;

          (iii) with respect to such Distribution Date, the amount of any interest shortfall (including, without limitation, any net prepayment interest shortfall allocated to the Deposited Underlying Certificate) for each Class of Certificates, together with the amount of any unpaid interest shortfall for such Class immediately following such Distribution Date;

          (iv) with respect to each Class of Certificates, the losses allocated to such Class with respect to such Distribution Date;

          (v) the Certificate Principal Balance of each Class of Certificates, after giving effect to distributions of principal of such Certificates on such Distribution Date; and

          (vi) any additional amount distributed to the Holder of the Class A-R Certificate on such Distribution Date.

     In addition, the Trustee will furnish to Certificateholders copies of the statements received by the Trustee as the holder of the Deposited Underlying Certificate on behalf of the Trust Fund.

     Within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to satisfy any requirements of the Code, the REMIC Provisions and regulations thereunder as from time to time are in force. For purposes of this Section 3.06, the Trustee's duties are limited to the extent that adequate information is reasonably available to the Trustee as described herein.

     Section 3.07. Reports of the Trustee; Distribution Account. Upon written request of a Certificateholder and at the expense of such Certificateholder, the Trustee shall make available to Certificateholders within 15 days after the date of receipt of such request a statement setting forth the status of the Distribution Account as of the close of business on the last day of the calendar month immediately preceding such request, and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Distribution Account.

     Section 3.08. Access to Certain Documentation and Information. The Trustee shall provide the Certificateholders with access to a copy of each report, if any, received by it as holder of the Deposited Underlying Certificate under the Underlying Agreement. The Trustee shall also provide the Depositor and the Underlying Certificate Seller with reasonable access to any such report and to all written reports, documents and records required to be maintained by the Trustee in respect of its duties hereunder. Such access shall be afforded without charge but only upon reasonable request evidenced by written notice received by the Trustee two Business Days prior to the date of such proposed access and during normal business hours at offices designated by the Trustee. In the event that any Certificateholder, the Depositor or the Underlying Certificateholder shall request a copy of any report, document or record to which access shall be provided pursuant to this Section 3.08, the Trustee shall be entitled to receive from such requesting party reimbursement for the reasonable expense of copying such report, document or record.

                                  ARTICLE IV

                               THE CERTIFICATES

     Section 4.01. The Certificates.

     The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class other than the Class A-R Certificate may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

     The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

     Section 4.02. Certificate Register; Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 4.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

     (b) [Reserved].

     (c) No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and addressed to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 4.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     (d) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02(d) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02(d), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 4.02(c) and this
     Section 4.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

     The restrictions on Transfers of a Residual Certificate set forth in this
Section 4.02(d) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Underlying Certificate Seller or the Depositor, to the effect that the elimination of such restrictions will not cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

     (e) The preparation and delivery of all certificates and opinions referred to above in this Section 4.02(e) in connection with transfer shall be at the expense of the parties to such transfers.

     (f) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor or (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 4.04. Persons Deemed Owners.

     The Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee shall be affected by any notice to the contrary.

     Section 4.05. Access to List of Certificateholders' Names and Addresses.

     If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 4.06. Maintenance of Office or Agency. The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City or the city in which the Corporate Trust Office of the Trustee is located, where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


                                  ARTICLE V

                            CONCERNING THE TRUSTEE

     Section 5.01. Duties of Trustee.

     The Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

     (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

     (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

     Section 5.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 5.01:

     (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

     (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

     (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants, attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney or accountant appointed with due care by it hereunder;

     (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

     (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement;

     (viii) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

     (ix) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

     (x) the Trustee shall not be deemed to have notice of any breach by the Underlying Certificate Seller of any representation, warranty or covenant or any default or event of default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or breach is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement.

     (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of such Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.


     Section 5.03. Trustee Not Liable for Certificates or Deposited Underlying Certificate. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Underlying Certificate Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of the Deposited Underlying Certificate or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Underlying Certificate Seller of any funds paid to the Depositor or the Underlying Certificate Seller in respect of the Deposited Underlying Certificate.

     Section 5.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

     Section 5.05. Trustee's Fees and Expenses. The Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Trustee. In addition, the Underlying Certificate Seller shall reimburse the Trustee for all reasonable expenses and liabilities of the Trustee incurred hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and duties hereunder. Notwithstanding the foregoing, the Trustee shall not be entitled to reimbursement for any fees to a successor trustee or expenses arising from the appointment of a successor trustee that the Trustee is required to pay pursuant to Section 5.09.

     Section 5.06. Indemnification of the Trustee. The Underlying Certificate Seller hereby covenants and agrees to indemnify the Trustee and any director, officer, employee, or agent of the Trustee for and to hold them harmless against, any and all losses, liabilities, damages, claims or expenses arising out of or in connection with the acceptance or administration of the trust or trusts hereunder (including, without limitation, any losses, liabilities, damages, claims or expenses arising from the failure of the Underlying Certificate Seller to perform its obligations in accordance with the provisions of this Agreement or of defending itself against any claim or liability in connection with the exercise or performance of any powers or duties hereunder), other than those resulting from the negligence or bad faith in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder. Such indemnification shall survive the termination of this Agreement and the Trust Fund created hereby or the resignation or removal of the Trustee pursuant to the terms hereof. Notwithstanding the foregoing, the Trustee shall not be entitled to indemnification for any fees to a successor trustee or expenses arising from the appointment of a successor trustee that the Trustee is required to pay pursuant to Section 5.09.

     Section 5.07. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to super-vision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 5.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 5.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.08 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates and with the Underlying Certificate Seller and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or the Underlying Certificate Seller. The Trustee hereunder shall at all times be the same Person as the Underlying Trustee or shall have an agreement with the Underlying Trustee to have access to the information relating to the Underlying Certificate Account in order to enable the Trustee to perform its duties under Section 3.05(a).

     Section 5.08. Resignation and Removal of Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Underlying Certificate Seller and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 5.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 5.09 meeting the qualifications set forth in Section
5.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.07 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Depositor and one copy to the successor trustee.

     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency and the Underlying Certificate Seller.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 5.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.09 hereof.

     Section 5.09. Successor Trustee.

     Any successor trustee appointed as provided in Section 5.08 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Depositor an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

     No successor trustee shall accept appointment as provided in this Section
5.09 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.07 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 5.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     Notwithstanding anything to the contrary herein, in the event of any resignation or removal of the Trustee pursuant to Section 5.08 and the appointment of a successor Trustee pursuant to this Section 5.09, the Trustee so resigned or removed shall pay all reasonable fees of such successor trustee (not to exceed the pro rated fees originally paid to the Trustee by the Depositor) and shall pay all reasonable expenses of the Depositor or the Trust Fund arising from the appointment of such successor trustee.

     Section 5.10. Merger or Consolidation of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.07 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 5.11. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 5.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.07 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 5.09.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) To the extent necessary to effectuate the purposes of this Section 5.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee hereunder, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

     (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee; and

     (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 5.12. Tax Matters.

     It is intended that the assets with respect to which the REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and with the appropriate authorities under Applicable State and Local Tax Law income tax or information returns for each taxable year with respect to such REMIC, containing such information and at the times and in the manner as may be required by the Code or under Applicable State and Local Tax Law and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the applicable prepayment assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);
(f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this Section 5.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

     In order to enable the Trustee to perform its duties as set forth herein, the Depositor and the Underlying Certificate Seller shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Deposited Underlying Certificate. Thereafter, the Depositor and the Underlying Certificate Seller shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Underlying Certificate Seller hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor or the Underlying Certificate Seller to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contribution to such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon the REMIC hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from the negligence, bad faith or reckless disregard by the Trustee in breach of any of its obligations under this Agreement, (ii) the Depositor, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Depositor of any of its obligations under this Agreement, (iii) the Underlying Certificate Seller, if any such tax arises out of or results from the Underlying Certificate Seller's obligation to repurchase the Deposited Underlying Certificate pursuant to Section 2.03 or (iv) in all other cases, or in the event that the Trustee, the Depositor or the Underlying Certificate Seller fails to honor its obligations under the preceding clauses (i),(ii) or
(iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.03.

     Section 5.13. Periodic Filings. Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the relief granted to the Depositor in CWMBS, Inc. (February 3, 1994), a copy of which has been supplied to the Trustee by the Depositor. In connection with the preparation and filing of such periodic reports, the Depositor shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. No later than January 30, 2001, the Trustee shall file a Form 15 Notice of Suspension of Duty to File Reports pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, with respect to the Certificates, provided that such filing at such time shall be permissible under such Sections 13 and 15(d). The Trustee shall have no responsibility to file any items other than those specified in this Section 5.13.

                                  ARTICLE VI

                                 THE DEPOSITOR

     Section 6.01. Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     Section 6.02. Merger, Consolidation or Conversion of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement to perform its duties under this Agreement.

     Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Limitation on Liability of the Depositor and Others. None of the Depositor, or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor, shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account.

                                 ARTICLE VII

                                  TERMINATION

     Section 7.01. Termination upon Liquidation or Purchase of Deposited Underlying Certificate.

     Subject to Section 7.03, the obligations and responsibilities of the Depositor, the Underlying Certificate Seller and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Depositor of the Deposited Underlying Certificate at the price equal to the Certificate Balances of all Certificates on the Distribution Date of such purchase, plus any unpaid accrued interest thereon at the applicable Pass-Through Rate or (b) the later of (i) a termination of the Underlying Trust pursuant to Article IX of the Underlying Agreement, (ii) the receipt of the final distribution to be made on the Deposited Underlying Certificate in accordance with the terms and conditions of the Underlying Agreement and (iii) the distribution to Certificateholders of all amounts required to be distributed pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. The right to purchase the Deposited Underlying Certificate pursuant to clause (a) above shall be conditioned upon the Certificate Balances of all Certificates, at the time of such repurchase, aggregating less than ten percent of the Certificate Balance of all Certificates on the Closing Date.

     Section 7.02. Final Distribution on the Certificates.

     If (a) the Depositor elects to terminate the Trust Fund pursuant to clause (a) of Section 7.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Depositor shall notify the Trustee of the date such Certificateholder intends to terminate the Trust Fund and of the applicable repurchase price of the Deposited Underlying Certificate or (b) the Trustee receives notice that the Underlying Trust is to be terminated in accordance with the terms of the Underlying Agreement, notice shall be given by the Trustee to Certificateholders as promptly as practicable thereafter.

     Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed (x), in the case of a termination specified in clause (a) of the preceding paragraph, not earlier than the 15th day and no later than the 10th day of the month next preceding the month of such final distribution or (y), in the case of a termination specified in clause (b) of the preceding paragraph, not earlier than the 15th day of the month next preceding the month of such final distribution and not later than as promptly practicable after the Trustee receives notice that the Underlying Trust is to be terminated in accordance with the terms of the Underlying Agreement. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated,
(b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee will also give such notice to each Rating Agency at the time such notice is given to Certificateholders.

     If the Depositor elects to terminate the Trust Fund pursuant to clause
(a) of Section 7.01, then, upon the final distribution with respect to the Trust Fund, the Trustee shall promptly release to the Depositor the Deposited Underlying Certificate.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in the order set forth in Section 3.04. hereof, on the final Distribution Date, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Holder of the Class A-R Certificate shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

     Section 7.03. Additional Termination Requirements.

     (a) In the event the Depositor exercises its purchase option as provided in Section 7.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Depositor, to the effect that the failure to comply with the requirements of this Section 7.03 will not (i) result in the imposition of taxes on "prohibited transactions" on the REMIC hereunder as defined in section 860F of the Code, or (ii) cause the REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Depositor under Section 7.02, the Trustee shall prepare, at the expense of the "tax matters person," and adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

               (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash in accordance with Section 7.01.

     (b) The Trustee as agent for the REMIC hereunder hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 7.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

     (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Depositor to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

     Section 8.01. Amendment. This Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided that any action pursuant to clauses (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates, it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee and the Depositor also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of the REMIC hereunder as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on the REMIC hereunder pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification,
(ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

     This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

     Any amendment made pursuant to either of the preceding two paragraphs that materially and adversely affects the rights of the Underlying Certificate Seller shall not be made without the prior written consent of the Underlying Certificate Seller.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on the REMIC hereunder or the Certificateholders or cause the REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund) satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 8.01.

     Section 8.02. Action Under and Conflicts With the Underlying Agreement. Subject to the terms hereof, in the event that there shall be any matters arising under the Underlying Agreement which require the vote or direction of the holders of the Deposited Underlying Certificate, the Trustee, as holder of the Deposited Underlying Certificate, shall vote the Deposited Underlying Certificate in accordance with instructions received from Holders of a Majority in Interest of each Class of Certificates. In the absence of receipt by the Trustee of consistent instructions from the holders of a Majority in Interest of each Class of Certificates, the Trustee shall not vote; provided, however, that, notwithstanding the absence of such instructions, in the event a required distribution pursuant to the Underlying Agreement shall not have been made, the Trustee shall, subject to the provisions of Article V hereof, pursue such remedies as may be available to it as holder of the Deposited Underlying Certificate in accordance with the terms of the Underlying Agreement.

     Section 8.03. Recordation of Agreement. This Agreement (or an abstract hereof, if acceptable by the applicable recording office) is subject to recordation in all appropriate public offices, such recordation to be effected by the Depositor at its expense if such recordation beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 8.04. Certain REMIC Matters. The Depositor, upon request, shall promptly furnish the Trustee with all such information as may be reasonably required in connection with the Trustee's preparation of all Tax Returns of the REMIC hereunder or to enable the Trustee to respond to reasonable requests for information made by related Certificateholders in connection with tax matters.

     Section 8.05. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless there shall have been a failure to pay amounts due under this Agreement to the Certificateholders and the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 8.05, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.06. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.07. Notices. (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

     1.  Any material change or amendment to this Agreement;

     2. The resignation or termination of the Trustee and the appointment of any successor;

     3.  The repurchase of the Deposited Underlying Certificate pursuant to
         Section 2.03;

     4.  The final payment to Certificateholders; and

     5. Any rating action involving the Deposited Underlying Certificate, which notice shall be made by first-class mail within two Business Days after the Trustee gains actual knowledge thereof.

     In addition, the Trustee shall promptly furnish to each Rating Agency and the Underlying Certificate Seller copies of each report to Certificateholders described in Section 3.06.

     (b) All demands, notices and directions hereunder shall be in writing and shall be deemed effective when delivered to: (i) in the case of the Depositor, CWMBS, Inc., 4500 Park Granada, Calabasas, California 91302, Attention:
Structured Finance, and a copy to CWMBS, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: General Counsel, (ii) in the case of the Underlying Certificate Seller, Countrywide Securities Corporation, 4500 Park Granada, Calabasas, California 91302, Attention: General Counsel, and (iii) in the case of the Trustee, State Street Bank and Trust Company, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02111, Attention: Global Investor Services Group--Corporate Trust, Ref. CWMBS, Inc. Resecuritization Mortgage Trust 2000-7R, or such other address as may hereafter be furnished by any party to the others. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 8.08. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 8.09. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

     Section 8.10. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 8.11. Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

     Section 8.12. Protection of Assets. (a) Except for transactions and activities entered into in connection with the securitization that is the subject of this Trust Agreement, the Trust Fund created by this Trust Agreement is not authorized and has no power to:

     (1) borrow money or issue debt;

     (2) merge with another entity, reorganize, liquidate or sell assets;

     (3) engage in any business or activities.

     (b) Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trustee or the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.




                                     * * *

     IN WITNESS WHEREOF, the Depositor, the Underlying Certificate Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   CWMBS, INC.,
                                       as Depositor


                                       By:
                                           -------------------------------

                                           Name:
                                           Title:

                                     COUNTRYWIDE SECURITIES CORPORATION,
                                           as Underlying Certificate Seller


                                           By:
                                               -------------------------------

                                           Name:
                                           Title:

                                     STATE STREET BANK AND TRUST COMPANY,
                                           not in its individual
                                           capacity, but solely as
                                           Trustee


                                           By:
                                              --------------------------------

                                              Name:
                                              Title:

                                  SCHEDULE I


       THE DEPOSITED UNDERLYING CERTIFICATE AND THE UNDERLYING AGREEMENT


                                                     PRINCIPAL BALANCE AS
   DEPOSITED UNDERLYING CERTIFICATE                  OF OCTOBER 25, 2000(1)              UNDERLYING AGREEMENT
   --------------------------------                  ----------------------              --------------------
   GE Capital Mortgage Services, Inc. REMIC                                              Pooling and Servicing Agreement, dated as
   Multi-Class Pass-Through Certificates, Series        $251,676,653.92 (2)              of January 1, 1999 between GE Capital
   1999-1                                                                                Mortgage Services, Inc. and State Street
                                                                                         Bank and Trust Company
    Class A2

----------

(1) After giving effect to distributions made on such date.
(2) This amount represents approximately 53.21% of the aggregate principal balance of all GE Capital Mortgage Services, Inc. Class A2 REMIC Multi-Class Pass-Through Certificates, Series 1999-1.

                                                        B&W DRAFT 10/27/00


                                  EXHIBIT A-1
                         FORM OF CLASS A-1 CERTIFICATE



UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                        1

Cut-off Date:                           October 25, 2000, after giving effect
                                        to distributions made on such
                                        Distribution Date for the Underlying
                                        Trust

First Distribution Date:                November 27, 2000

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                       $50,000,000

Closing Date Principal
Balances evidenced
by all Class A-1
Certificates:                           $50,000,000

CUSIP:                                  12669B WW 8

Interest Rate:                          6.50%

Maturity Date:                          January 25, 2031

                                  CWMBS, INC.
               RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R,
                                   Class A-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificate, such Trust Fund formed and the Deposited Underlying Certificate deposited by

                                  CWMBS, INC.


         THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATE IS GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificate and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 30, 2000 (the "Trust Agreement") among the Depositor, the Underlying Certificate Seller and State Street Bank and Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Trust Agreement, a distribution of interest received on the Deposited Underlying Certificate will be made on the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-1 Certificates on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or
(B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                           *    *     *    *    *

         This Class A-1 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2000

                                    STATE STREET BANK AND TRUST
                                    COMPANY,
                                    not in its individual
                                    capacity but solely as
                                    Trustee


                                    By ___________________________


Countersigned:



By_________________________
     Authorized Officer of
     STATE STREET BANK AND
     TRUST COMPANY,
     not in its individual
     capacity but solely
     as Trustee

                                  CWMBS, INC.
                RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R

         This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust, Series 2000-7R issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificate, (ii) the distributions thereon after October 25, 2000, and (iii) the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         The Certificates are limited in right of payment to certain distributions in respect of the Deposited Underlying Certificate, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Boston, Massachusetts (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in Article VII of the Trust Agreement.

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


------------------------------------------------------------------------------

Dated:
                                ------------------------------------------
                                Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

-----------------------------------------------------------------------------
--------------------------------------------------------------------,--------
for the account of _____,____________________________________________________
account number _______________, or, if mailed by check, to _________.________
Applicable statements should be mailed to ___________________________________
_________.
         This information is provided by ____________________________________, the assignee named above, or ________________________________________________, as its agent.

STATE OF         )
                 )ss.:
COUNTY OF        )

                  On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                   __________________________________
                                            Notary Public


[Notarial Seal]

                                  EXHIBIT A-2
                         FORM OF CLASS A-2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                      1

Cut-off Date:                         October 25, 2000, after giving effect to
                                      distributions made on such Distribution
                                      Date for the Underlying Trust

First Distribution Date:              November 27, 2000

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                     $50,500,000

Closing Date Principal
Balances evidenced
by all Class A-2
Certificates:                         $50,500,000

CUSIP:                                12669B WX 6

Interest Rate:                        6.50%

Maturity Date:                        January 25, 2031

                                  CWMBS, INC.
               RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R,
                                   Class A-2

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificate, such Trust Fund formed and the Deposited Underlying Certificate deposited by

                                  CWMBS, INC.


         THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATE IS GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificate and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 30, 2000 (the "Trust Agreement") among the Depositor, the Underlying Certificate Seller and State Street Bank and Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Trust Agreement, a distribution of interest received on the Deposited Underlying Certificate will be made on the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-2 Certificates on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or
(B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                           *    *    *    *    *

         This Class A-2 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2000

                                  STATE STREET BANK AND TRUST
                                  COMPANY,
                                  not in its individual
                                  capacity but solely as
                                  Trustee


                                  By ___________________________

Countersigned:



By___________________________
     Authorized Officer of
     STATE STREET BANK AND
     TRUST COMPANY,
     not in its individual
     capacity but solely
     as Trustee

                                  CWMBS, INC.
                RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R

         This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust, Series 2000-7R issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificate, (ii) the distributions thereon after October 25, 2000, and (iii) the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         The Certificates are limited in right of payment to certain distributions in respect of the Deposited Underlying Certificate, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Boston, Massachusetts (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in Article VII of the Trust Agreement.

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-----------------------------------------------------------------------------

Dated:
                                   ------------------------------------------
                                   Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

----------------------------------------------------------------------------
----------------------------------------------------------------------------
for the account of _____, __________________________________________________
account number _______________, or, if mailed by check, to _____._____________
Applicable statements should be mailed to ____________________________________
____________.

         This information is provided by __________________________________, the assignee named above, or ______________________________________________, as its agent.

STATE OF             )

                     )ss.:
COUNTY OF            )

                  On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                   ___________________________
                                             Notary Public


[Notarial Seal]

                                  EXHIBIT A-3
                         FORM OF CLASS A-3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                         1

Cut-off Date:                            October 25, 2000, after giving effect
                                         to distributions made on such
                                         Distribution Date for the Underlying
                                         Trust

First Distribution Date:                 November 27, 2000

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                        $42,476,000

Closing Date Principal
Balances evidenced
by all Class A-3
Certificates:                            $42,476,000

CUSIP:                                   12669B WY 4

Interest Rate:                           6.50%

Maturity Date:                           January 25, 2031

                                  CWMBS, INC.
               RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R,
                                   Class A-3

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificate, such Trust Fund formed and the Deposited Underlying Certificate deposited by

                                  CWMBS, INC.


         THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATE IS GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificate and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 30, 2000 (the "Trust Agreement") among the Depositor, the Underlying Certificate Seller and State Street Bank and Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Trust Agreement, a distribution of interest received on the Deposited Underlying Certificate will be made on the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-3 Certificates on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or
(B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                          *    *    *    *    *

         This Class A-3 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2000

                                       STATE STREET BANK AND TRUST
                                       COMPANY,
                                       not in its individual
                                       capacity but solely as
                                       Trustee


                                       By ___________________________

Countersigned:



By ___________________________
       Authorized Officer of
       STATE STREET BANK AND
       TRUST COMPANY,
       not in its individual
       capacity but solely
       as Trustee

                                  CWMBS, INC.
                RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R

         This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust, Series 2000-7R issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificate, (ii) the distributions thereon after October 25, 2000, and (iii) the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         The Certificates are limited in right of payment to certain distributions in respect of the Deposited Underlying Certificate, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Boston, Massachusetts (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in Article VII of the Trust Agreement.

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


----------------------------------------------------------------------------

Dated:
                                   ------------------------------------------
                                   Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________________________________
________________________________________________________________,___________
for the account of ______,__________________________________________________
account number _______________, or, if mailed by check, to ____.____________
Applicable statements should be mailed to __________________________________
_____________.

         This information is provided by ___________________________________, the assignee named above, or _______________________________________________, as its agent.

STATE OF              )

                      )ss.:
COUNTY OF             )

                  On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                               _______________________________________
                                          Notary Public


[Notarial Seal]

                                  EXHIBIT A-4
                         FORM OF CLASS A-4 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                      1

Cut-off Date:                         October 25, 2000, after giving effect to
                                      distributions made on such Distribution
                                      Date for the Underlying Trust

First Distribution Date:              November 27, 2000

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                     $21,887,655.20

Closing Date Principal
Balances evidenced
by all Class A-4
Certificates:                         $21,887,655.20

CUSIP:                                12669B WZ 1

Interest Rate:                        6.50%

Maturity Date:                        January 25, 2031

                                  CWMBS, INC.
               RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R,
                                   Class A-4

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificate, such Trust Fund formed and the Deposited Underlying Certificate deposited by

                                  CWMBS, INC.


         THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATE IS GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificate and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 30, 2000 (the "Trust Agreement") among the Depositor, the Underlying Certificate Seller and State Street Bank and Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Trust Agreement, a distribution of interest received on the Deposited Underlying Certificate will be made on the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-4 Certificates on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or
(B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                          *    *    *    *    *

         This Class A-4 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2000

                                         STATE STREET BANK AND TRUST
                                         COMPANY,
                                         not in its individual
                                         capacity but solely as
                                         Trustee


                                         By ___________________________

Countersigned:



By__________________________
     Authorized Officer of
     STATE STREET BANK AND
     TRUST COMPANY,
     not in its individual
     capacity but solely
     as Trustee

                                  CWMBS, INC.
                RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R

         This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust, Series 2000-7R issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificate, (ii) the distributions thereon after October 25, 2000, and (iii) the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         The Certificates are limited in right of payment to certain distributions in respect of the Deposited Underlying Certificate, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Boston, Massachusetts (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in Article VII of the Trust Agreement.

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


-----------------------------------------------------------------------------

Dated:
                           ------------------------------------------
                           Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________________________________
________________________________________________________________,___________
for the account of ______,__________________________________________________
account number _______________, or, if mailed by check, to ____.____________
Applicable statements should be mailed to __________________________________
_____________.

         This information is provided by ___________________________________, the assignee named above, or _______________________________________________, as its agent.

STATE OF            )
                    )ss.:
COUNTY OF           )


                  On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                         --------------------------------
                                   Notary Public


[Notarial Seal]

                                  EXHIBIT A-5
                         FORM OF CLASS A-5 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                       1

Cut-off Date:                          October 25, 2000, after giving effect to
                                       distributions made on such Distribution
                                       Date for the Underlying Trust

First Distribution Date:               November 27, 2000

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                      $86,813,000

Closing Date Principal
Balances evidenced
by all Class A-5
Certificates:                          $86,813,000

CUSIP:                                 12669B XA 5

Interest Rate:                         6.50%

Maturity Date:                         January 25, 2031

                                  CWMBS, INC.
               RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R,
                                   Class A-5

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificate, such Trust Fund formed and the Deposited Underlying Certificate deposited by

                                  CWMBS, INC.


         THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATE IS GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-5 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificate and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 30, 2000 (the "Trust Agreement") among the Depositor, the Underlying Certificate Seller and State Street Bank and Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Trust Agreement, a distribution of interest received on the Deposited Underlying Certificate will be made on the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-5 Certificates on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or
(B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                            *     *    *    *    *

         This Class A-5 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2000

                                        STATE STREET BANK AND TRUST
                                        COMPANY,
                                        not in its individual
                                        capacity but solely as
                                        Trustee


                                        By ___________________________

Countersigned:



By__________________________
     Authorized Officer of
     STATE STREET BANK AND
     TRUST COMPANY,
     not in its individual
     capacity but solely
     as Trustee

                                  CWMBS, INC.
                RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R

         This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust, Series 2000-7R issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificate, (ii) the distributions thereon after October 25, 2000, and (iii) the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         The Certificates are limited in right of payment to certain distributions in respect of the Deposited Underlying Certificate, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Boston, Massachusetts (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in Article VII of the Trust Agreement.

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


----------------------------------------------------------------------------

Dated:
                                ------------------------------------------
                                Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________________________________
________________________________________________________________,___________
for the account of ______,__________________________________________________
account number _______________, or, if mailed by check, to ____.____________
Applicable statements should be mailed to __________________________________
_____________.

         This information is provided by ___________________________________, the assignee named above, or _______________________________________________, as its agent.

STATE OF            )

                    )ss.:
COUNTY OF           )

                  On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                              ------------------------------------
                                           Notary Public


[Notarial Seal]

                                   EXHIBIT B
                         FORM OF CLASS A-R CERTIFICATE


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

BY ACCEPTING THIS CERTIFICATE, A TRANSFEREE SHALL BE DEEMED TO HAVE REPRESENTED TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, NOR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, NOR IS SUCH TRANSFEREE ACQUIRING THIS CERTIFICATE ON BEHALF OF OR WITH THE ASSETS OF A PLAN.



Certificate No.:                        1

Cut-off Date:                           October 25, 2000, after giving effect
                                        to distributions made on such
                                        Distribution Date for the Underlying
                                        Trust

First Distribution Date:                November 27, 2000

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                       $100

Closing Date Principal
Balances evidenced
by all Class A-R
Certificates:                           $100

CUSIP:                                  12669B XB 3

Interest Rate:                          6.50%

Maturity Date:                          January 25, 2031

                                  CWMBS, INC.
               RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R,
                                   CLASS A-R

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificate, such Trust Fund formed and the Deposited Underlying Certificate deposited by

                                  CWMBS, INC.


         THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATE IS GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that COUNTRYWIDE SECURITIES CORPORATION, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-R Certificates) in that certain beneficial ownership interest evidenced by all the Class A-R Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificate and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 30, 2000 (the "Trust Agreement") among the Depositor, the Underlying Certificate Seller and State Street Bank and Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Trust Agreement, a distribution of interest received on the Deposited Underlying Certificates will be made on the 25th day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

         Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or
(B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         No Transfer of a Class A-R Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee of a Class A-R Certificate in form and substance satisfactory to the Trustee that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer or (ii) in the case of any such Class A-R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer, an Opinion of Counsel to the effect that the purchase or holding of a Class A-R Certificate will not result in the assets of the REMIC under the Trust Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Trust Agreement. Notwithstanding anything else to the contrary herein, any purported Transfer of a Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel, which shall not be an expense of the Depositor or the Trustee, satisfactory to the Trustee as described above shall be null and void and of no effect.

         Each Holder of this Class A-R Certificate shall be deemed to have agreed to be bound by the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a Transfer Affidavit of the proposed transferee and (b) a Transfer certificate of the transferor, each of such documents to be in the form described in the Trust Agreement,
(iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a Transfer Affidavit and to deliver a Transferor Affidavit to the Trustee as required pursuant to the Trust Agreement, (iv) any attempted or purported Transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and shall vest no rights in the purported transferee, and (v) if any person other than a Permitted Transferee acquires any Ownership Interest in this Class A-R Certificate in violation of such restrictions, then the Trustee will have the right, in its sole discretion and without notice to the Holder of this Class A-R Certificate, to sell this Class A-R Certificate to a purchaser selected by the Trustee, which purchaser may be the Trustee, or any affiliate of the Trustee, on such terms and conditions as the Trustee may choose.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                          *    *    *    *    *

         This Class A-R Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2000

                                             STATE STREET BANK AND TRUST
                                             COMPANY,
                                             not in its individual
                                             capacity but solely as
                                             Trustee


                                             By ___________________________

Countersigned:



By___________________________
     Authorized Officer of
     STATE STREET BANK AND
     TRUST COMPANY,
     not in its individual
     capacity but solely
     as Trustee

                            Reverse of Certificate

                                  CWMBS, INC.
                RESECURITIZATION MORTGAGE TRUST, SERIES 2000-7R

         This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust, Series 2000-7R issued in six Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificate, (ii) the distributions thereon after October 25, 2000, and (iii) the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

         The Certificates are limited in right of payment to certain distributions in respect of the Deposited Underlying Certificate, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange Hereford or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Boston, Massachusetts (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in Article VII of the Trust Agreement.

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------

Dated:
                                 ------------------------------------------
                                 Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
____________________________________________________________________________
________________________________________________________________,___________
for the account of ______,__________________________________________________
account number _______________, or, if mailed by check, to ____.____________
Applicable statements should be mailed to __________________________________
_____________.

         This information is provided by ___________________________________, the assignee named above, or _______________________________________________, as its agent.

STATE OF           )

                   )ss.:
COUNTY OF          )

                  On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                   -----------------------------------
                                                 Notary Public


[Notarial Seal]

                                   EXHIBIT C
                        FORM OF TRANSFEROR'S AFFIDAVIT


                                                       ---------------------
                                                        Date


CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:  David A. Spector

State Street Bank and Trust Company
2 Avenue de Lafayette
6th Floor
Boston, Massachusetts 02111
Attention:  Global Investor Services Group--
            Corporate Trust Department


         Re:    CWMBS, Inc.
                Resecuritization Mortgage Certificates, Series 2000-7R
                ------------------------------------------------------


Ladies and Gentlemen:

         In connection with our disposition of the Class A-R Certificate issued pursuant to the Trust Agreement dated as of October 30, 2000 among CWMBS, Inc., as depositor, Countrywide Securities Corporation, as underlying certificate seller, and State Street Bank and Trust Company, as trustee, we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                              Very truly yours,



                                              ___________________________
                                              Print Name of Transferor


                                              By:
                                                 ------------------------
                                                     Authorized Officer

                                   EXHIBIT D

                      [FORM OF TRANSFER AFFIDAVIT FOR THE
                            CLASS A-R CERTIFICATE]


                                  CWMBS, Inc.
                    Resecuritization Mortgage Certificates
                                Series 2000-7R

STATE OF                 )
                         ) ss.:
COUNTY OF                )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Trust Agreement, (the "Agreement"), relating to the above-referenced Series, by and among CWMBS, Inc., as depositor (the "Depositor"), Countrywide Securities Corporation, as underlying certificate seller, and State Street Bank and Trust Company, as trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 4.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit C to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

         8. The Transferee's taxpayer identification number is __________.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.


                             *   *   *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of _______________, 20__.


                                    -------------------------------
                                    PRINT NAME OF TRANSFEREE


                                    By: ___________________________________
                                    Name:
                                    Title:

[Corporate Seal]

ATTEST:


----------------------------
[Assistant] Secretary

         Personally appeared before me the above-named __________________, known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ______ day of _____, 20__.




                                              --------------------------
                                              NOTARY PUBLIC


                                              My Commission expires the
                                              ___ day of ___________, 20__

                                                                 EXHIBIT 1
                                                                 to EXHIBIT D


                              Certain Definitions


         "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8EC1 or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2
                                                                  to EXHIBIT D


                       Section 4.02(d) of the Agreement


         (d) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02(d) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02(d), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 4.02(c) and this Section 4.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

                  (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Residual Certificate set forth in this Section 4.02(d) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Underlying Certificate Seller or the Depositor, to the effect that the elimination of such restrictions will not cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.